COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19.COMMITMENTS AND CONTINGENCIES

Commitments

The Group engages third parties for promoting its brand image through various advertising channels. The advertising commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB39.6 million as of December 31, 2024.

Contingencies

The Group and certain of its officers and directors were named as defendants in a putative securities class action in July 2021. In September 2022, the parties reached a tentative agreement in principle to settle the case. And the settlement amount was paid in December 2022. In April 2023, the court granted final approval of the settlement and terminated the case. No related contingent liabilities were recognized as of December 31, 2023.

As of December 31, 2024, the Group did not have any material litigations and no material liabilities were recorded in this regard.